UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2024

Assure Holdings Corp.

(Name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7887 East Belleview Avenue, Suite 1100, Denver, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 287-3093

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	IONM	OTC Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 15, 2024, Assure Holdings Corp. (the “Company”) entered into a Settlement and Mutual Release (the “Settlement Agreement”) with Assure Acquisition Corp. (“Merger Sub”) and Wellgistics Health, Inc. formerly known as Danam Health, Inc. (“Danam”).

As previously disclosed, in February 2024, Assure, Merger Sub and Danam entered into an Agreement and Plan of Merger (the “Merger Agreement”). In connection with the proposed transaction that was the subject of the Merger Agreement, in April 2024, the Company executed and delivered to Danam a $1,000,000 convertible promissory note (the “Convertible Note”). In June 2024, the Company terminated the Merger Agreement. Various disputes have arisen between the Company and Danam arising out of the proposed merger under the Merger Agreement (together, with the associated negotiations and actions taken with respect thereto under the Merger Agreement, the “Transaction”).

Pursuant to the Settlement Agreement, the Company, Danam and Merger Sub have settled all disputes among themselves and mutually released each other from any liability and potential liability with respect to the Transaction, the Merger Agreement and the associated documents. Pursuant to the Settlement Agreement the Convertible Note was cancelled and the parties confirmed the termination of the Merger Agreement, with the termination being effective as of June 11, 2024. In addition, the parties agreed that Assure does not owe Danam the $1,000,000 termination fee as provided in the Merger Agreement. The Settlement Agreement confirms that no party owes any other party any amount with respect to the Transaction or the Merger Agreement.

The above is a summary of the material terms of the Settlement Agreement and is qualified by the full terms and conditions of the Settlement Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth in Item 1.01 hereof related to the cancellation of the Convertible Note is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Release, effective as of December 11, 2024, among the Company, Merger Sub and Danam.

104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2024	ASSURE HOLDINGS CORP.

/s/ John Farlinger
John Farlinger
Chief Executive Officer

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